UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

APOLLO GROUP, INC.
(Exact name of registrant as specified in charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 5, 2004, Apollo Group, Inc. reported via press release its results of operations for its fourth quarter and fiscal year ended August 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release dated October 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2004	Apollo Group, Inc. (Registrant)

By: /s/ Kenda B. Gonzales Name: Kenda B. Gonzales Title: Chief Financial Officer, Secretary, and Treasurer

October 5, 2004	Apollo Group, Inc. (Registrant)

By: /s/ Daniel E. Bachus Name: Daniel E. Bachus Title: Chief Accounting Officer and Controller

October 5, 2004	Apollo Group, Inc. (Registrant)

By: /s/ Todd S. Nelson Name: Todd S. Nelson Title: Chairman, President, and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 5, 2004